                                                                  Exhibit (i)(2)


                         CONSENT OF SHEARMAN & STERLING

     We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Prudential High Yield Fund, Inc. filed as part of Registration Statement No. 2-63394 and to the use of our opinion of counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File No. 2-63394).


               Shearman & Sterling

               /s/ Shearman & Sterling




New York, New York

February 28, 2003